Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company (the “Company”) hereby constitutes and appoints JOHN R. SIMON, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA M. LLOYD and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of the Company:

(A)
a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the offer by the Company to exchange up to $500,000,000 aggregate principal amount of outstanding Floating Rate Senior Notes due November 28, 2018, $1,150,000,000 aggregate principal amount of outstanding 3.30% Senior Notes due December 1, 2027 and $850,000,000 aggregate principal amount of outstanding 3.95% Senior Notes due December 1, 2047 for a like aggregate principal amount of Floating Rate Senior Notes due November 28, 2018, 3.30% Senior Notes due December 1, 2027 and 3.95% Senior Notes due December 1, 2047, respectively, in a transaction registered under the Securities Act of 1933, as amended, as set forth in resolutions of the Board of Directors of the Company adopted on November 25, 2017 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed on this 2nd day of April, 2018.

/s/ Lewis Chew	/s/ Anne Shen Smith
Lewis Chew /s/ Fred J. Fowler	Anne Shen Smith /s/ Nickolas Stavropoulos
Fred J. Fowler /s/ Richard C. Kelly	Nickolas Stavropoulos /s/ Geisha J. Williams
Richard C. Kelly /s/ Roger H. Kimmel	Geisha J. Williams
Roger H. Kimmel /s/ Richard A. Meserve
Richard A. Meserve /s/ Forrest E. Miller
Forrest E. Miller /s/ Eric D. Mullins
Eric D. Mullins /s/ Rosendo G. Parra
Rosendo G. Parra /s/ Barbara L. Rambo
Barbara L. Rambo

POWER OF ATTORNEY
Nickolas Stavropoulos, the undersigned, President and Chief Operating Officer of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints JOHN R. SIMON, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA M. LLOYD and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Operating Officer (Principal Executive Officer) of the Company:

(A)
a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the offer to exchange, by the Company, up to $500,000,000 aggregate principal amount of outstanding Floating Rate Senior Notes due November 28, 2018, $1,150,000,000 aggregate principal amount of outstanding 3.30% Senior Notes due December 1, 2027 and $850,000,000 aggregate principal amount of outstanding 3.95% Senior Notes due December 1, 2047 for a like aggregate principal amount of Floating Rate Senior Notes due November 28, 2018, 3.30% Senior Notes due December 1, 2027 and 3.95% Senior Notes due December 1, 2047, respectively, in a transaction registered under the Securities Act of 1933, as amended, as set forth in resolutions of the Board of Directors of the Company adopted on November 25, 2017 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed on this 2nd day of April, 2018.

/s/ Nickolas Stavropoulos
Nickolas Stavropoulos

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints JOHN R. SIMON, LINDA Y.H. CHENG, FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA M. LLOYD and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer and Controller (Principal Financial Officer and Principal Accounting Officer) of the Company:

(A)
a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission relating to the offer to exchange, by the Company, up to $500,000,000 aggregate principal amount of Floating Rate Senior Notes due November 28, 2018, $1,150,000,000 aggregate principal amount of 3.30% Senior Notes due December 1, 2027 and $850,000,000 aggregate principal amount of 3.95% Senior Notes due December 1, 2047 for a like aggregate principal amount of Floating Rate Senior Notes due November 28, 2018, 3.30% Senior Notes due December 1, 2027 and 3.95% Senior Notes due December 1, 2047, respectively, in a transaction registered under the Securities Act of 1933, as amended, as set forth in resolutions of the Board of Directors of the Company adopted on November 25, 2017 (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed on this 2nd day of April, 2018.

/s/ David S. Thomason
David S. Thomason